MML SERIES INVESTMENT FUND
MML American Funds Growth Fund
Supplement dated December 16, 2020 to the
Prospectus dated May 1, 2020 and the
Summary Prospectus dated May 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective September 30, 2020, the information related to Michael T. Kerr for the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”) found under the heading Portfolio Managers of the Master Fund in the section titled Management (page 46 of the Prospectus) is hereby removed.
The following information supplements similar information for the Master Growth Fund found under the heading Portfolio Managers of the Master Fund in the section titled Management (page 46 of the Prospectus):
Dylan Yolles is Partner – Capital International Investors and has been an equity portfolio manager for the Master Fund for twelve years.
Effective September 30, 2020, the information related to Michael T. Kerr found on page 79 of the Prospectus under the heading American Funds Insurance Series-Growth Fund Team Members in the section titled Management of the Master-Feeder Fund and Master Funds is hereby removed.
The following information supplements information found on page 79 of the Prospectus under the heading American Funds Insurance Series-Growth Fund Team Members in the section titled Management of the Master-Feeder Fund and Master Funds:
Dylan Yolles
is Partner – Capital International Investors. Mr. Yolles has been employed with Capital Research or its affiliates for the last 20 years. Mr. Yolles has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund for 12 years.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L8086-20-01
AFG-20-01

MML SERIES INVESTMENT FUND
MML American Funds Growth Fund
Supplement dated December 16, 2020 to the
Statement of Additional Information dated May 1, 2020
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective September 30, 2020, the information related to Michael T. Kerr of Capital Research and Management Company found in the table on page B-72 under the heading Portfolio Managers to the Master Funds in the section titled Investment Advisory and Other Service Agreements is hereby deleted.
The following information supplements the information found in the table on page B-72 under the heading Portfolio Managers to the Master Funds in the section titled Investment Advisory and Other Service Agreements:
Portfolio manager /Investment Professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions) 1		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)1		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)1, 2
Dylan Yolles	3	$149.1	1	$0.17	None

1 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted. The information provided is as of August 31, 2020.
2 Personal brokerage accounts of portfolio managers and their families are not reflected.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L8086-20-01